SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported: December 19, 2008
DIAS HOLDING, INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

Delaware	333-74396	58-2451191

(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

16630 Southfield Road,
Allen Park, MI		48101

(Address of principal executive offices)		(Zip Code)
313-928-1254
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
(1) Previous Independent Auditors:
     (i) On December 19, 2008 Sherb & Co.. LLP (“Sherb”) was dismissed as independent auditor for the Company. On December 20, 2008, the Company engaged UHY International, LLP (“UHY”) as its principal independent accountant. This decision to engage UHY was ratified by the majority approval of the Board of Directors of the Company.
     (ii) Management of the Company has not had any disagreements with Sherb related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Sherb’s termination on December 19, 2008, there has been no disagreement between the Company and Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Sherb would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.
     (iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants.
     (iv) In connection with its review of financial statements through September 30, 2008, there have been no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sherb would have caused them to make reference thereto in their report on the financial statements.
     (v) During the most recent audit period and the interim period subsequent to December 19, 2008 there have been no reportable events with the Company as set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.
     (vi) The Company requested that Sherb furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.
Item 9.01 Financial Statement and Exhibits.
(2) New Independent Accountants:
     (i) The Company engaged UHY International, LLP (“UHY”) as its new independent auditors as of December 20, 2008. Prior to such date, the Company, did not consult with UHY regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

EXHIBIT INDEX
EXHIBITS

Exhibit No.	Description
16.1	Letter from Sherb & Co. dated February 6, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAS HOLDING, INC. (Registrant)
Date: February 9, 2009	By:	/s/ Hung-Lang Huang
Hung-Lang Huang
Chairman, Chief Executive Officer and President of DIAS HOLDING, INC.